SMA Relationship Trust

Supplement to the Statement of Additional Information |  December 2, 2021

Includes:

•  Series M

Dear Investor,

The purpose of this supplement to the Statement of Additional Information ("SAI") is to update the SAI of SMA Relationship Trust (the "Trust") dated April 30, 2021 regarding changes to the Board of Trustees of the Trust.

Frank K. Reilly no longer serves as Trustee of the Trust, and the Board of Trustees has appointed Adela Cepeda to serve as Chair of the Board of Trustees. In connection with these changes, the SAI is revised as follows:

1.  All references to Frank K. Reilly in the SAI are hereby removed.

2.  The first paragraph under the heading "Management of the Trust—Organization of the Board" is deleted in its entirety and replaced with the following:

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board appoints the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of three trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act ("Independent Trustees"). Adela Cepeda, an Independent Trustee, is Chairperson of the Board. As Chairperson of the Board, Ms. Cepeda approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Ms. Adela Cepeda also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

ZS-1130

3.  The row of the "Independent trustees" table for Ms. Cepeda is deleted in its entirety and replaced with the following:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 63 c/o Keith A. Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Chairperson and Trustee	Since October 2021 and 2004, respectively	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016 to December 2019). From 1995 to 2016, Ms. Cepeda was the founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 13 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.